[LOGO OF METLIFE]                            INDIVIDUAL VARIABLE ANNUITY APPLICATION                  SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                      MetLife Investors USA Insurance Company
222 Delaware Avenue Suite 900 . Wilmington, DE 19899             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
MetLife Investors USA Variable Annuity Series S                                                  FOR ASSISTANCE CALL: THE SALES DESK

PRODUCT SELECTION (PLEASE SELECT ONE)

[_] Series S (Standard)  [_] Series S with L-Share Option

ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name              (First)          (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)

                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                         /     /                        -     -
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Primary Name                           Relationship                    Date of Birth            Social Security Number        %

                                                                         /     /                        -     -
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Primary Name                           Relationship                    Date of Birth            Social Security Number        %

                                                                         /     /                        -     -
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Contingent Name                        Relationship                    Date of Birth            Social Security Number        %

                                                                         /     /                        -     -
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Contingent Name                        Relationship                    Date of Birth            Social Security Number        %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                           6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                       ----------------------------------
.. NON-QUALIFIED ...............[_]                                                     [_] 1035 Exchange/Transfer [_] Check [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _____ Initial Purchase
                                                                                       Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _____              Make Check Payable to
                                                                                                    MetLife Investors USA
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _____                Insurance Company
                                                                                       (Estimate dollar amount for 1035
                                                                                       exchanges, transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     Minimum Initial Purchase Payment:
                                                                                         $5,000 Non-Qual./$2,000
                                                                                         Qual. - Series S (Stand.)
                                                                                         $10,000 Non-Qualified/Qualified -
                                                                                         Series S with L-Share Option

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RIDERS

7. BENEFIT RIDERS (Subject to state availability and age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDERS* (Optional. Only one of the following riders may be elected.)
     GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
     [_] GMIB Max V

     GUARANTEED WITHDRAWAL BENEFIT (GWB)
     [_] GWB v1

     * LIVING BENEFIT RIDERS ARE NOT AVAILABLE WITH NON-QUALIFIED DECEDENT CONTRACTS. GWB IS THE ONLY LIVING BENEFIT RIDER
     AVAILABLE WIH DECEDENT IRA CONTRACTS.

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     GUARANTEED MINIMUM DEATH BENEFIT (ENHANCED DEATH BENEFIT (EDB))**
     [_] EDB Max V (May only be selected if GMIB Max V is elected.)

     OTHER DEATH BENEFIT RIDER
     [_] Principal Protection (no additional charge)

     ** EDB RIDERS ARE NOT AVAILABLE IN DECEDENT/STRETCH TAX MARKETS.

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. FRAUD STATEMENT AND DISCLOSURE

NOTICE TO APPLICANT:

ALABAMA, ARKANSAS, DISTRICT OF COLUMBIA, LOUISIANA, NEW MEXICO, OHIO, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

COLORADO RESIDENTS ONLY: It is unlawful to knowingly provide false, incomplete or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS ONLY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER FILES A STATEMENT OF
CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING
INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL
OF INSURANCE BENEFITS.

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed
Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE
RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE
AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OKLAHOMA RESIDENTS ONLY: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. Any person who knowingly and with intent

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9. FRAUD STATEMENT AND DISCLOSURE (CONTINUED)

to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

10. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of MetLife Investors USA Insurance Company, MetLife Investors USA Separate Account A. PAYMENTS AND VALUES PROVIDED BY
THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

I HAVE READ THE STATE FRAUD STATEMENT IN SECTION 9 ABOVE APPLICABLE TO ME.



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(Owner Signature & Title, Annuitant unless otherwise noted)



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(Joint Owner Signature & Title)



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(Signature of Annuitant if other than Owner)


Signed at                                                                        Date
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

11. AGENT'S REPORT

ALL INFORMATION PROVIDED BY THE APPLICANT HAS BEEN TRULY AND ACCURATELY RECORDED.

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes," applicable disclosure and replacement forms must be attached.


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Agent's Signature                                                               Phone


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Agent's Name and Number


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Name and Address of Firm


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State License ID Number (Required for FL)


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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A _________  Option B _________

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